EXHIBIT 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

            This Amendment No. 1 to Credit Agreement (this “ Amendment ”) is made as of July 25, 2002, by and among STERIS CORPORATION, an Ohio corporation (“ Borrower ”), the lending institutions parties to the Credit Agreement, as hereinafter defined (“ Lenders ”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (“ Agent ”).

RECITALS:

            A.   Borrower, Agent and the Lenders are parties to the Credit Agreement, dated as of March 28, 2002 (as the same may from time to time be amended, restated or otherwise modified, the “ Credit Agreement ”).

            B.   Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof.

            C.   Each capitalized term used herein shall be defined in accordance with the Credit Agreement.

AGREEMENT:

            In consideration of the premises and mutual covenants herein and for other valuable considerations, Borrower, Agent and the Lenders agree as follows:

            1.    New Definitions . Section 1.1 of the Credit Agreement is hereby amended to add the following new definitions thereto:

          “ General Share Repurchase ” means any Share Repurchase other than a Special Share Repurchase.

          “ General Share Repurchase Limit ” means the lesser of (i) $125,000,000 minus the aggregate amount of Special Share Repurchases, or (ii) $65,000,000.

          “ Special Share Repurchase ” means any Share Repurchase made by Borrower during the period from June 27, 2002 through October 25, 2002, inclusive.

          “ Special Share Repurchase Limit ” means $125,000,000.

            2.    Amendment to Definitions . Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “ Consolidated Net Worth ” therefrom and to insert in place thereof the following:

          “ Consolidated Net Worth ” means, at any date, the stockholders’ equity of Borrower, determined on a Consolidated basis and in accordance with GAAP; provided, however that, for the purposes of calculating Consolidated Net Worth under Section 5.07(c) hereof for any period ending on or after June 30, 2002, an amount equal to the aggregate amount of all Special Share Repurchases (which, but for this proviso, would have the effect of reducing stockholders’ equity) shall be added back to stockholders’ equity in determining Consolidated Net Worth.

            3.    Amendment to Share Repurchases Covenant . Section 5.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          Section 5.14.    Share Repurchases . Borrower shall not make any Share Repurchase; provided, however, that, so long as no Default or Event of Default exists or would exist immediately thereafter, Borrower (a) may make Special Share Repurchases so long as the aggregate amount of Special Share Repurchases made since the Closing Date does not at any time exceed the Special Share Repurchase Limit, and (b) may make General Share Repurchases so long as the aggregate amount of General Share Repurchases made since the Closing Date does not at any time exceed the General Share Repurchase Limit.

            4.    Conditions Precedent . The amendments set forth above shall become effective upon the satisfaction of the following conditions precedent:

            (a)   Borrower shall cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Amendment;

            (b)   Borrower shall provide such other items and shall satisfy such other conditions as may be reasonably required by Agent and the Lenders; and

            (c)   This Amendment has been executed by Borrower, Agent and the Required Lenders, and counterparts hereof as so executed shall have been delivered to Agent.

            5.    Representations and Warranties . Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officials executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) neither Borrower nor any Subsidiary has any claim or offset against, or defense or counterclaim to, any of Borrower’s or any Subsidiary’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

            6.    Credit Agreement Unaffected . Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

            7.    Waiver . Borrower and each Subsidiary, by signing below, hereby waives and releases Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which Borrower and any Subsidiary is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

            8.    Counterparts This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

            9.    Governing Law . The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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            10.    JURY TRIAL WAIVER . BORROWER, AGENT, THE LENDERS AND EACH GUARANTOR HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS, EACH GUARANTOR, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

STERIS CORPORATION
By: /s/ Laurie Brlas

Name: Laurie Brlas
Title: Senior Vice President and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION , as Agent and as a Lender
By: /s/ J.T. Taylor

Name: J.T. Taylor
Title: Vice President

LASALLE BANK NATIONAL ASSOCIATION
By: /s/ Robert M.Walker

Name: Robert M.Walker
Title: Associate Vice President

HARRIS TRUST AND SAVINGS BANK
By: /s/ Sarah U. Johnston

Name: Sarah U. Johnston
Title: Vice President

NATIONAL CITY BANK
By: /s/ Robert S. Coleman

Name: Robert S. Coleman
Title: Vice President

THE BANK OF NEW YORK
By: /s/ Christopher T. Kordes

Name: Christopher T. Kordes
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION
By: /s/ Joseph G. Moran

Name: Joseph G. Moran
Title: Vice President

BANK ONE, NA
By: /s/ Glenn A. Currin

Name: Glenn A. Currin
Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Derek Roudebush

Name: Derek Roudebush
Title: Vice President

FLEET NATIONAL BANK
By: /s/ Edward McKenney

Name: Edward McKenney
Title: Senior Vice President

FIRSTMERIT BANK, N.A.
By: /s/ Jonathan M. Isaacs

Name: Jonathan M. Isaacs
Title: Vice President

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

            Each of the undersigned (collectively, the “ Guarantors ” and, individually, each a “ Guarantor ”) consents and agrees to and acknowledges the terms of the foregoing Amendment No. 1 to Credit Agreement, dated as of July 25, 2002 (the “ Amendment ”). Each Guarantor specifically acknowledges the terms of and consents to the waivers set forth in the Amendment. Each Guarantor further agrees that its obligations pursuant to the Guaranty of Payment that it executed in connection with the Credit Agreement shall remain in full force and effect and be unaffected hereby.

            Each Guarantor, by signing below, hereby waives and releases Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates, and subsidiaries from any and all claims, offsets, defenses, and counterclaims of which any of the Guarantors are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

            EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS, THE GUARANTORS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

            IN WITNESS WHEREOF, this Guarantor Acknowledgment and Agreement has been duly executed and delivered as of the date of the Amendment.

MEDICAL & ENVIRONMENTAL DESIGNS, INC.
ECOMED, INC.
AMERICAN STERILIZER COMPANY
STERIS EUROPE, INC.
STERIS ASIA PACIFIC, INC.
STERIS INC.
HTD HOLDING CORP.
HSTD LLC
HAUSTED, INC.
ISOMEDIX INC.
ISOMEDIX OPERATIONS INC.

By: /s/ Laurie Brlas

Name: Laurie Brlas
Title: Senior Vice President and Chief Financial Officer
of, and on behalf of, each of the above Guarantors